                                                                   Exhibit 10.26

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                                FOURTH AMENDMENT

                                       TO

                                 LOAN AGREEMENT

                                     among

                  THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

                                  as Borrower,

                                the GUARANTORS,

                            that are a party hereto,

                                      and

                                FLEET BANK, N.A.

                                   as Lender

                           Dated as of March 23, 2001

--------------------------------------------------------------------------------

                       FOURTH AMENDMENT TO LOAN AGREEMENT

            FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of March 23, 2001, is entered, into by and among THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation (the "Borrower"), The Manhattan Ocean Club Associates, L.L.C., a Delaware limited liability company, La Cite Associates, L.L.C., a Delaware limited liability company, Atlantic & Pacific Grill Associates, L.L.C., a Delaware limited liability company, Mrs. Parks Sub, LLC, a Delaware limited liability company, New York RGI Sub, LLC, a Delaware limited liability company, Restaurant Group Management Service, LLC, a Delaware limited liability company, S & W Chicago, LLC, a Delaware limited liability company, S & W of Miami, L.L.C., a Delaware limited liability company, MOC D.C., L.L.C., a Delaware limited liability company, S & W Las Vegas, L.L.C., a Delaware limited liability company, S & W New Orleans, L.L.C., a Delaware limited liability company, S & W D.C., L.L.C., a Delaware limited liability company, and MOC of Miami, L.L.C., a Delaware limited liability company (each of the thirteen (13) foregoing entities is referred to herein as a "Guarantor" and collectively, as the "Guarantors") and FLEET BANK, N.A., a national banking association organized under the laws of the United States (the "Lender"). All capitalized terms used herein and not defined herein shall have the meanings ascribed respectively thereto in the Agreement.

      WHEREAS, the Borrower entered into a senior secured revolving credit facility for up to an aggregate principal amount not to exceed $15,000,000 (the "Original Commitment") with the Lender pursuant to that certain Loan Agreement dated as of September 1, 1998, as amended by that certain First Amendment to Loan Agreement, dated as of June 8, 1999, that certain Second Amendment to the Loan Agreement, dated as of June 29, 1999, and that certain Third Amendment to Loan Agreement, dated as of February 29, 2000 (collectively, the "Agreement");

      WHEREAS, the Borrower and the Lender have previously agreed by letter, dated as of March __, 2001, to extend the Loan B Commitment Period through April 30, 2001 and to waive any and all rights, remedies or claims that the Lender may have against the Borrower as a result of the Borrower's failure to make prepayments of Loan B during the Clean-up Period; and

      WHEREAS, the parties hereto desire to amend the Agreement to modify the existing financial covenants and certain other terms, as more particularly hereinafter provided.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the satisfaction of the condition set forth in paragraph 20 below, the Agreement and the other Loan Documents are hereby modified as follows:

      1. EBITDA. The definition of EBITDA in Section 1.1 of the Agreement is hereby amended by adding immediately after the words "in accordance with GAAP" on the last line thereof: ", provided, however, that the EBITDA with respect to the Maloney & Porcelli in Washington, D.C. shall not be included in EBITDA with respect to any monthly period commencing on January 3, 2001, during which period such restaurant has been closed and is being offered for sale or sublease or has been disposed of."

      2. Consolidated Fixed Charge Coverage Ratio. The definition of Consolidated Fixed Charge Coverage Ratio in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

            "'Consolidated Fixed Charge Coverage Ratio' shall mean the ratio of Rolling Four Quarter EBITDA before deferred rent and Lease Expense to the sum of (a) Interest Expense plus (b) amortization of Indebtedness of the Borrower and its Subsidiaries plus (c) Lease Expense for such period."

      3. New Defined Terms. Section 1.1 of the Agreement is hereby amended by adding each of the following definitions in appropriate alphabetical order:

            "Consolidated Leverage Ratio " shall mean as of the date of determination, the ratio of Consolidated Total Debt less cash on hand as of the date of such determination to Rolling Four Quarter EBITDA.

            "Consolidated Total Debt" shall mean as of the date of determination, all indebtedness of the Borrower and its Subsidiaries, including, without duplication all Capitalized Lease Obligations, determined on a consolidated basis in accordance with GAAP.

            "Lease Expense" shall mean, for any period, the aggregate amount of fixed and contingent rentals payable by Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period with respect to (without duplication) all leases, licenses or agreements relating to the use of real and personal property by the Borrower and its Subsidiaries and all Capitalized Leases.

      4. Termination Date. The Termination Date, as defined in Section 1.1 of the Agreement, is hereby amended by (a) deleting the phrase "July 31, 2002" on the second line of such definition, and (b) replacing it with "June 30, 2002."

      5. Loan B Commitment Period. The Loan B Commitment Period, as set forth in
Section 2.1(A) of the Agreement and currently scheduled to expire on April 30, 2001, is hereby extended to June 30, 2002.

      6. Final Term Loan Maturity Date. The final Maturity Date of the Term Loan as set forth in Section 2.7 of the Agreement is hereby amended to June 30, 2002, and Borrower agrees to execute an amended Term Note in order to reflect such change.

      7. Mandatory Prepayment. Section 2.9(b) of the Agreement is hereby amended by adding the following clause:

            "(iii) Notwithstanding anything contained herein to the contrary, and in addition to any other required prepayments as described in this Section 2.9, the Borrower shall, in one as more prepayments on or before December 31, 2001, reduce the outstanding principal amount of the Term Loan by at least $1,000,000 in the aggregate."

      8. Amendments to Clean-up Period Requirements. (a) Section 2.9(c) is hereby amended to replace "December 1st, 2000" with "January 3rd, 2002" and "January 29th, 2001" with "February 28th, 2002".

            (b) Section 8(a) is hereby amended in its entirety to read as follows:

                  "(a) The Borrower shall have failed to provide to Lender, no later than January 5, 2002, written notice of the commencement of a Clean-up Period as set forth in
                        Section 2.9."

      9. Amendment to Negative Covenants. (a) A new Section 7.7 is hereby added, to read as follows:

            "7.7 Capital Expenditures. Incur any Capital Expenditures in any consecutive twelve month period in excess of $1,000,000, other than in connection with the building or financing of a new restaurant otherwise permitted under the terms of this Agreement."

            (b) Section 7.13 of the Agreement is hereby amended by (i) deleting the word "or" after the words "Smith & Wollensky in Washington, D.C." on the second to last line thereof and replacing such word with ", " and (ii) adding immediately after the words "Maloney & Porcelli in Washington, D.C." on the second to last and last lines thereof: "or to Smith & Wollensky in Philadelphia, PA. Nothing in this Section 7.13 shall be deemed to limit the restrictions on Capital Expenditures as set forth in Section 7.7 herein."

      10. Audited Financial Statements. Notwithstanding anything contained herein to the contrary, Borrower acknowledges that it shall be an Event of Default if the audited financial statements required to be delivered by Borrower to Lender for the fiscal year of Borrower ended January 3, 2001 pursuant to
Section 5.3(a) herein are (i) not delivered to the Lender by April 15, 2001, and
(ii) not substantially identical to the unaudited financial statements previously delivered to the Lender by the Borrower.

      11. Waivers.

            (a) Lender hereby waives compliance by the Borrower with (i) the financial covenants set forth in Section 6.1 of the Agreement, and (ii) the affirmative covenants set forth in Sections 5.3(b) and 5.11 of the Agreement, only for the first, second, third and fourth quarters of the year 2000 only.

            (b) Lender further waives any Default under Sections 8(m) and 8(n) of the Agreement caused by the failure of Borrower to comply with the requirements of a Clean-up Period as set forth in Section 2.9 of the Agreement for the period from December 1st, 2000 through January 25th, 2001.

      12. Amendments of Financial Covenants.

            (a) Section 6.1(a) of the Agreement is hereby amended in its entirety to read as follows:

            "(a) Consolidated Fixed Charge Coverage Ratio. Borrower and its Subsidiaries on a consolidated basis will maintain a Consolidated Fixed Charge Ratio, of not less than: 1.15 to 1.0 as of the end of the first fiscal quarter of 2001; 1.20 to 1.0 as of the end of the second fiscal quarter of 2001; 1.25 to 1.0 as of the end of the second fiscal quarter of 2001; and 1.30 to 1.0 as of the end of the fourth fiscal quarter of 2001 and each fiscal quarter thereafter."

            (b) Section 6.1(c) of the Agreement is hereby amended in its entirety to read as follows:

            "(c) Minimum Rolling Four Quarter EBITDA. The minimum Rolling Four Quarter EBITDA of the Borrower and its Subsidiaries shall be not less than: $5,380,000 as of the end of the first fiscal quarter of 2001; $6,100,000 as of the end of the second fiscal quarter of 2001; $6,800,000 as of the end of the third fiscal quarter of 2001; and $7,200,000 as of the end of the fourth fiscal quarter of 2001 and as of the end of each fiscal quarter thereafter."

            (c) Consolidated Leverage Ratio. Section 6.1 of the Agreement is hereby amended to add the following Section 6.1(d) to read as follows:

            "(d) Consolidated Leverage Ratio. The Consolidated Leverage Ratio of the Borrower and its Subsidiaries shall be not more than: 4.50 to
            1.0 for the first fiscal quarter of 2001; 3.90 to 1.0 for the second fiscal quarter of 2001; 3.50 to 1.0 for the third fiscal quarter of 2001; and 3.25 to 1.0 for the fourth fiscal quarter of 2001 and each fiscal quarter thereafter."

      13. Fees. In consideration of the Lender agreeing to enter into this Amendment, including granting the waivers set forth above, the Borrower hereby agrees to pay to Lender additional Loan Foes as follows: (i) $75,000 on the date hereon, (ii) $25,000 on or before June 30, 2001, (iii) $25,000 on or before September 30, 2001, and
(iv) $50,000 on or before December 31, 2001, provided, however, that no particular Loan Fee shall be due and payable by the Borrower in the event that prior to the date that such Loan Fee is due (a) the Borrower has paid in full all of its outstanding obligations under the Agreement and the Notes, (b) the Lender is not required to make any further Advances, and (c) all other rights and obligations of the Borrower and Lender under the Agreement and the Notes shall have been terminated.

      14. Effect of Amendment. All references in the Loan Documents to the "Loan Agreement" shall be deemed to refer to the Agreement as modified pursuant to the terms hereof. All references in any one of the Loan Documents to any of the other Loan Documents shall be deemed to refer to such other Loan Documents as modified pursuant to the terms hereof. In the event of any inconsistency or conflict between the terms and provisions of any of the Loan Documents and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall control and be binding, it being the agreement and intent of the Borrower, Guarantors and the Lender that the terms and provisions contained or referred to in the Loan Documents shall hereby be and be deemed to be amended and modified to the extent, but only to the extent, necessary to give effect to the terms and provisions of this Amendment.

      15. Consent of Borrower and Guarantor. By execution of this Amendment, Borrower and Guarantors hereby expressly consent to the modification and amendments relating to the Loan Agreement as set forth herein, and Guarantors and Borrower hereby acknowledge, represent and agree that the Guaranty, any Notes, the Security Agreement and the other Loan Documents to which each is a party remain in full force and effect and constitute the valid and legally binding obligation of Guarantors and Borrowers, enforceable against such Person in accordance with its terms, that the Guaranty, the Notes, the Security Agreement and the other Loan Documents extend to and apply to the Loan Agreement as modified herein and amended herein, and that the execution and delivery of this Amendment does not constitute and shall not be deemed to constitute, a release, waiver or satisfaction of Guarantors' or Borrowers' obligations under the Guaranty, any Note, the Security Agreement or other Loan Documents.

      16. Borrower's Representations, Warranties and Covenants. Borrower and Guarantors hereby certify that the following statements are true on the date hereof:

            (a) No Default or Event of Default has occurred and is continuing;

            (b) All representations and warranties contained in the Agreement and the other Loan Documents, before and after giving effect to this Amendment, are true and correct in all material respects with the same effect as though such representations and warranties are being made as of the date hereof.

            (c) Except with respect to compliance with Sections 2.9 and 6.1, the Borrower, before and after giving effect to this Amendment is in compliance in all material respects with all covenants in Sections 5, 6 and 7 of the Loan Agreement and all other covenants and agreements contained in the Agreement and the other Loan Documents;

            (d) There has been no material adverse change in the financial condition or business of the Borrower and Guarantors;

            (e) Except as expressly modified hereby, the Agreement and other Loan Documents remain unmodified and in full force and effect and are hereby ratified and confirmed in all respects; and

            (f) The Borrower has no offsets, counterclaims or defenses to the enforcement of, or otherwise with respect to, the Agreement and/or other Loan Documents as hereby modified.

      17. Execution in Counterparts. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

      18. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

      19. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      20. Condition Precedent. Notwithstanding anything to the contrary set forth herein, this Amendment shall not take effect unless and until Borrower has provided to Lender executed copies of amendments to its subordinated debt financing, reflecting terms and conditions satisfactory to the Lender in its sole discretion. If such amendments are not provided to Lender by March 30, 2001, this Amendment shall be deemed null and void and of no effect, and the Loan Documents shall be deemed to continue in effect as if this Amendment had never been executed.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                            THE SMITH & WOLLENSKY RESTAURANT, INC.

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer


                            THE MANHATTAN OCEAN CLUB
                              ASSOCIATES, L.L.C., a Delaware limited
                              liability company

                            By: The Smith & Wollensky Restaurant Group, Inc.,
                                its Manager

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer


                            LA CITE ASSOCIATES, L.L.C.,
                              a Delaware limited liability company

                            By: The Smith & Wollensky Restaurant Group, Inc.,
                                its Manager

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer

                            ATLANTIC & PACIFIC GRILL
                              ASSOCIATES, L.L.C., a Delaware
                              limited liability company

                            By: The Smith & Wollensky Restautrant Group, Inc.,
                                its Manager

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name: Allan M. Mandel
                                Title: Chief Financial Officer


                            MRS. PARKS SUB, LLC, a Delaware
                              limited liability company

                            By: The Smith & Wollensky Restaurant Group, Inc.,
                                its Manager

                            BY: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer


                            NEW YORK RGI SUB, LLC., a Delaware
                              limited liability company

                            By: The Smith & Wollensky Restaurant Group, Inc.,
                                its Manager

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer

                            RESTAURANT GROUP MANAGEMENT
                              SERVICE, LLC, a Delaware,
                              limited liability company

                            By: The Smith & Wollensky Restaurant Group, Inc.,
                                its Manager

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer


                            S & W CHICAGO, L.L.C., a Delaware
                              limited liability company

                            By: The Smith & Wollensky Restaurant Group, Inc.,
                                its Manager

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer


                            S & W OF MIAMI, L.L.C., a Delaware
                              limited liability company

                            By: The Smith & Wollensky Restaurant Group, Inc.,
                                its Manager

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer

                            MOC D.C., L.L.C., a Delaware
                              limited liability company

                            By: The Smith & Wollensky Restaurant Group, Inc.,
                                its Manager

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer

                            S & W LAS VEGAS, LLC, a Delaware
                              limited liability company

                            By: The Smith & Wollensky Restaurant Group, Inc.,
                                its Manager

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer


                            S & W NEW ORLEANS, LLC, a Delaware
                              limited liability company


                            By: The Smith & Wollensky Restaurant Group, Inc.,
                                its Manager

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer


                            S & W D.C., LLC, a Delaware
                              limited liability company

                            By: The Smith & Wollensky Restaurant Group, Inc.,
                                its Manager

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer

                            MOC of MIAMI, L.L.C., a Delaware
                              limited liability company

                            By: The Smith & Wollensky Restaurant Group, Inc.,
                                its Manager

                            By: /s/ Allan M. Mandel
                                ------------------------------------------------
                                Name:  Allan M. Mandel
                                Title: Chief Financial Officer


                            FLEET LENDER, N.A.

                            By: /s/ Tom Kasulka
                                ------------------------------------------------
                                Name:  Tom Kasulka
                                Title: Executive Vice President

                      [LETTERHEAD OF FLEET COMMERCIAL BANKING]



Mr. Alan M. Mandel, Chief Financial Officer
The Smith & Wollensky Restaurant Group Inc.
1114 First Avenue
New York, NY 10021


VIA FACSIMILE
-------------


        RE:     CLARIFICATION TO FOURTH AMENDMENT TO LOAN AGREEMENT
        -----------------------------------------------------------


Dear Alan:

The undersigned, on behalf of Fleet National Bank, hereby agrees that the following shall be inserted into the Fourth Amendment to Loan Agreement, dated as of March 21, 2001 as a new Section 12(d).

        "(d) Section 6.19(b) of the Agreement is hereby deleted in its entirety and amended to read as follows:

        "(b)  INTENTIONALLY OMITTED."

In addition, the undersigned hereby confirms that all of the covenants and agreements set forth in the Fourth Amendment are agreed to by Fleet National Bank, as if such Fourth Amendment had been executed in the name of Fleet National Bank rather than its predecessors in interest, Fleet Bank, N.A.



Fleet National Bank (f/k/a Fleet Bank, N.A.)



By  /s/ James V. Maiorino
   -----------------------------
   James V. Maiorino
   Vice President